Exhibit 10.5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE 1	OF PAGES 3

2. AMENDMENT/MODIFICATION NO. 03		3. EFFECTIVE DATE See Bock 16	4. REQUISITION/PURCHASE REQ. NO. 04352	5. PROJECT NO. (if applicable)

6. ISSUED BY	CODE		7. ADMINISTERED BY (if other than item 5) CODE OMB No. 0990-0115

National Institute of Environmental Health Sciences RCB, DERT, NIEHS, NIH, DHHS P.O. Box 12874 Research Triangle Park, NC 27709			Attn: Jo Ann Lewis

8. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)			(✓)	9A. AMENDMENT OF SOLICITATION NO.

Paradigm Genetics, Inc. 108 Alexander Drive, Bldg 1A Research Triangle Park, NC 27709				9B. DATED (SEE ITEM 11)

			X	10A. MODIFICATION OF CONTRACT/ORDER NO. NO1-ES-25497

CODE		FACILITY CODE		10B. DATED (SEE ITEM 13) 09/30/02

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers  ☐ is extended,  ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOURS AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) EIN: 1562047837A1 DOC: N1ES25497A OC: 25.55 CAN: 3-8423871 CURR. OBLIG: $[*****]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(✓)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying officer, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X	D. OTHER (Specify type of modification and authority) FAR 1.602-1, ARTICLE H.5.

E. IMPORTANT: Contractor [ ] is not, [ X ] is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to exercise an option in accordance with ARTICLE H.5, to allot additional funds, revise ARTICLES B. and F. and to correct Modifications 1 and 2.

The contract is hereby changed as reflected in the attached pages 2-3.

The contract amount is hereby increased by $8,402,346 from $23,875,065 to $32,277,411.

The expiration date remains unchanged at September 29, 2007.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Heinrich Gugger			16A. NAME AND TITLE OF CONTRACTING OFFICER Jo Ann Lewis, Contracting Officer

15B. CONTRACTOR/OFFEROR By /s/ Heinrich Gugger (Signature of person authorized to sign)	15C. DATE SIGNED 4/23/2003		16B. UNITED STATES OF AMERICA By /s/ Jo Ann Lewis (Signature of Contracting Officer)		16C. DATE SIGNED 4/23/2003

NSN 7540-01-152-8070 PREVIOUS EDITION NOT USABLE	30-105	STANDARD Form 30 (REV 10-83) Prescribed by GSA FAR (48 CFR) 53.214(a)

CONTINUATION SHEET	PAGE 2 OF 3

CONTRACT NO.:  N01-ES-25497, Modification No. 02

CONTRACTOR:  Paradigm Genetics, Inc.

From the effective date of this modification, the Government and the Contractor mutually agree as follows:

A.	PART I, SECTION B, ARTICLE B.2. ESTIMATED COST AND FIXED FEE, subparagraphs d. and e. in Modifications 1 and 2 are hereby changed to subparagraph (4) and (5), respectively.

B.	PART I, SECTION B, ARTICLE B.2 ESTIMATED COST AND FIXED FEE, subparagraphs (1) through (5) are hereby revised as follows:

(1)	The estimated cost of the contract is increased by $[*****] from $[*****] to $[*****].

(2)	The fixed fee for this contract is increased by $[*****] from $[*****] to $[*****]. The fee shall be paid in direct ratio to the level of effort expended; that is, the percent of fee paid shall be equal to the percent of total effort expended. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

(3)	The Government’s obligation, represented by the sum of the estimated costs plus the fixed fee, is $32,277.411.

(4)	The total funds currently available for payment and allotted to this contract are increased by $[*****] from $[*****] to $[*****] which $[*****] represents an increase in the estimated costs from $[*****] to $[*****] and of which $[*****] represents an increase in the fixed fee from $[*****] to $[*****]. For further provisions on funding, see the LIMITATIONS OF FUNDS clause incorporated herein.

(5)	It is estimated that the amount currently allotted will cover performance of the contract through February 28, 2004.

For clarification purposes, the following schedule is provided:

Base	Contract:

	Estimated Cost		Fixed Fee		Total

Previous to this modification	$[*****]	$	[*****]	$	[*****]

Funds allotted this modification	$[*****]	$	[*****]	$	[*****]

Total funds allotted	$[*****]	$	[*****]	$	[*****]

Funds to be allotted	$[*****]	$	[*****]	$	[*****]

Total contract amount	$[*****]	$	[*****]		$23,875,065

CONTINUATION SHEET	PAGE 3 OF 3

CONTRACT NO.:  N01-ES-25497, Modification No. 02

CONTRACTOR:  Paradigm Genetics, Inc.

Option 1:

	Estimated Cost		Fixed Fee		Total

Previous to this modification	$	[*****]	$	[*****]	$	[*****]

Funds allotted this modification	$	[*****]	$	[*****]	$	[*****]

Total funds allotted	$	[*****]	$	[*****]	$	[*****]

Funds to be allotted	$	[*****]	$	[*****]	$	[*****]

Total Option 1 amount	$	[*****]	$	[*****]		$8,402,346

Summary – Base + Option:

	Estimated Cost		Fixed Fee		Total

Previous to this modification	$	[*****]	$	[*****]	$	[*****]

Funds allotted this modification	$	[*****]	$	[*****]	$	[*****]

Total funds allotted	$	[*****]	$	[*****]	$	[*****]

Funds to be allotted	$	[*****]	$	[*****]	$	[*****]

Total contract amount	$	[*****]	$	[*****]		$32,277,411

C.	In accordance with ARTICLE H.5, OPTION PROVISION and ARTICLE B.2.b. Options, Optional Studies – Year 1 is hereby exercised. The number of studies may be higher than the maximum number cited in ARTICLE B.2.b.; however, the total estimated cost plus fee for these optional studies shall not exceed $8,402,346.

D.	ARTICLE F.2. LEVEL OF EFFORT F.2., subparagraph b. is hereby corrected for the maximum of studies as follows. If an option is exercised, the Level of Effort will be increased by the following amounts:

Labor Category	Labor Hours
Professional	[*****]
Other Professional	[*****]
Totals	[*****]

E.	ARTICLE F.2. LEVEL OF EFFORT, paragraph a., is hereby revised to increase the level of effort as indicated in ARTICLE F.2.b. as follows:

A.	During the period of performance of this contract, the contractor shall provide [*****] ([*****] for the base plus [*****] for Optional Studies—Year 1). The labor hours exclude vacation, sick leave, and holiday. These labor hours exclude subcontractor labor hours. It is estimated that the labor hours are constituted as specified below and will be expended approximately as follows:

Labor Hours
Labor Category	Year 1	Year 2	Year 3	Year 4	Year 5

Professional	[*****]	[*****]	[*****]	[*****]	[*****]
Other Professional	[*****]	[*****]	[*****]	[*****]	[*****]
Totals	[*****]	[*****]	[*****]	[*****]	[*****]

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